United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ⌧

Filed by a Party other than the Registrant  ◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material Pursuant to §240.14a-12

eGain Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

www.investorvote.com/EGAN Step 1: Go to www.investorvote.com/EGAN. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/EGAN or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 041SAB + + Important Notice Regarding the Availability of Proxy Materials for eGain Corporation’s Annual Meeting of Stockholders to be Held on December 18, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. For information on how to obtain directions to be able to attend the annual meeting and vote in person, please call 408-636-4500. Your vote is important! This communication is not a form for voting and presents only an overview of the proposals being presented at the annual meeting. We encourage you to access and review all the important information contained in the proxy materials before voting. The 2024 proxy statement and annual report to stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before December 6, 2024 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 11:00 pm, Pacific Standard Time, on December 17, 2024. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY MMMMMMM 000001

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/EGAN. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials eGain Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by December 6, 2024. eGain Corporation’s Annual Meeting of Stockholders will be held on December 18, 2024 at 1252 Borregas Avenue, Sunnyvale, CA 94089, at 1:00 p.m. PT. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3: 1. Approval of the election of each of the nominated directors to serve until the 2025 annual meeting of stockholders or until their successors are elected and qualified: 01 - Ashutosh Roy 02 - Gunjan Sinha 03 - Phiroz P. Darukhanavala, Ph.D. 04 - Brett Shockley 05 - Christine Russell 2. Approval, on a non-binding advisory basis, of the compensation paid by us to our named executive officers. 3. Ratification of the appointment of BPM LLP, as our Independent Registered Public Accounting Firm. NOTE: In their discretion the proxies are authorized to vote upon such other business that may properly come before the annual meeting and any adjournment(s) or postponement(s) thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the annual meeting, please bring this notice with you. Stockholder Meeting Notice